                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                ----------------


                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                                ----------------

         Date of report (Date of earliest event reported): June 30, 2003

                            COLE NATIONAL CORPORATION
               (Exact Name of Registrant as Specified in Charter)

                    Delaware                                1-12814                          34-1453189
 ----------------------------------------------    -------------------------      -------------------------------
 (State or Other Jurisdiction of Incorporation)     Commission File Number)      (IRS Employer Identification No.)



                5915 Landerbrook Drive
                Mayfield Heights, Ohio                               44124
                -----------------------                              -----
       (Address of Principal Executive Offices)                    (Zip Code)


       Registrant's telephone number, including area code: (440) 449-4100
                                                           --------------



                                       N/A
 -----------------------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)


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ITEM 5.  OTHER EVENTS

On June 30, 2003, Cole National Corporation (the "Company"), issued a press release together with 1-800 CONTACTS, INC., announcing that the Company and 1-800 CONTACTS have signed a marketing agreement under which customers of 1-800 CONTACTS can receive eye exams at a discount from a network of doctors associated with the Company's stores, including Pearle Vision, Sears Optical, and Target Optical. The complete press release is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.


ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

         (a)  Not applicable.

         (b)  Not applicable.

         (c)  Exhibits.

         Exhibit
         Number            Description
         ------            -----------

         99.1              Press Release dated June 30, 2003



                                      -2-

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                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                COLE NATIONAL GROUP, INC.


                                By:   /s/ Ann M. Holt
                                      ------------------------------------
                                      Name:   Ann M. Holt
                                      Title:  Senior Vice President and
                                      Corporate Controller


Dated:  June 30, 2003


                                      -3-
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                                  EXHIBIT INDEX



         Exhibit
         Number            Exhibit
         ------            -------
         99.1              Press Release, dated June 30, 2003